thesba.com

THE SMALL BUSINESS AUTHORITY™

powered by Newtek™

powered by Newtek

Newtek Business Services, Inc.
NASDAQ: NEWT
Second Quarter 2011
Financial Results Conference Call
August 10, 2011 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Jennifer C. Eddelson, CAO
Public Relations Contact:
Liz Petrova
Rubenstein Public Relations, Inc.
(212) 843-9335
lpetrova@rubensteinpr.com
Exhibit 99.3

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Second Quarter 2011 Highlights
Announce consolidated pretax income of $136 thousand for the quarter ended June 30, 2011
Versus consolidated pretax income of $514 thousand for the quarter ended June 30, 2010
•
The decline between quarters is primarily due to $466 thousand of non-
recurring expenses in the second quarter of 2011
Announce consolidated pretax income of $970 thousand for the six months ended June 30, 2011
Versus consolidated pretax loss of $(360) thousand for the six months ended June 30, 2010

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Second Quarter 2011 Highlights
Announce consolidated net loss of $(287) thousand for the quarter ended
June 30, 2011
Versus consolidated net income of $931 thousand for the quarter ended June 30, 2010
•
The decrease to a net loss for the second quarter of 2011 was due to $466 thousand in non-recurring expense and a tax provision in 2011 as compared to a tax benefit recorded in 2010
Announce consolidated net income of $222 thousand for the six months ended June 30, 2011
Versus consolidated net income of $464 thousand for the six months ended June 30, 2010

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Second Quarter 2011 Highlights
Revised 2011 annual guidance range of:
$122.0 million to $124.8 million for consolidated revenue range
$1.5 million to $4.0 million for consolidated pretax income range
Announce 2012 annual guidance range of:
$121.9 million to $125.0 million for consolidated revenue range
$2.8 million to $6.1 million for consolidated pretax income range
Midpoint consolidated pretax income of $4.5 million

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Second Quarter 2011 Highlights
Announce Q2 2011 consolidated revenue of $32.3 million
15% growth vs. Q2 2010 of $28.0 million
Primary Q2 2011 revenue trends in EPP and Managed Technology
Solutions exceed Q2 2010 comparisons
Combined EPP and Managed Technology Solutions revenue for Q2 2011 is
$25.5 million
•
Versus Q2 2010 of $25.2 million
•
1% growth
Small Business Finance segment posts revenue of $6.3 million for Q2 2011
vs. $1.9 million for Q2 2010
Small Business Finance segment posts pretax income of $1.0 million for
Q2 2011 vs. pretax income of $557 thousand for Q2 2010

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Second Quarter 2011 Conference Call
Agenda
Q2 2011 financial performance, cash position, balance sheet, commentary, business trends, 2011 and 2012 guidance
Strategic mission as The Small Business Authority
New website launched: www.thesba.com (January 2011)

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Second Quarter 2011 Financial Results
Q2 2011 vs. Q2 2010 core operating segment revenue:
Electronic Payment Processing: $20.7 million - up 2% from Q2 2010
Managed Technology Solutions: $4.8 million – down 1% from Q2 2010
Small Business Finance: $6.3 million – up 224% from Q2 2010
Q2 2011 vs. Q2 2010 core operating segment pretax income:
Electronic Payment Processing: $1.3 million - down 2% from Q2 2010
Managed Technology Solutions: $1.0 million - down 16% from Q2 2010
Small Business Finance: $1.0 million - up 86% from Q2 2010

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Cash Position
$29.1 million in cash and cash equivalents, restricted cash, and broker receivable at June 30, 2011, down from $33.2 million at December 31,
2010.
Equates to $0.33 cash per share.
Equates to $0.82 cash per share when including restricted cash and the broker receivable, which we received in July 2011.
$2.6 million of net cash provided by operating activities for the six months ended June 30, 2011 versus $2.1 million of net cash used in operating activities for the six months ended June 30, 2010.
•
Primarily reflects the operations of the SBA lender in 2011.

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Developments in EPP
Q2 2011 versus Q2 2010:
Revenue up 2%
Pretax income down 2%
EBITDA down 2%
Six months June 30, 2011 versus six months June 30, 2010:
Revenue up 4%
Pretax income up 4%
EBITDA up 1%
Cash flow positive business
Significant operating leverage
EPP segment does not have any debt
eCommerce : Single most important corporate initiative and identifier
NewtPay
“Meet or Beat” campaign launch

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Managed Technology Solutions Initiatives
Q2 2011 versus Q2 2010:
Revenue down 1%
Pretax income down 16%
EBITDA down 18%
Six months June 30, 2011 versus six months June 30, 2010:
Revenue flat
Pretax income up 5%
EBITDA down 4%
Continue to evaluate expenditures versus productivity, particularly in marketing, seeking additional cost savings where applicable
Continued growth despite challenging market
Continue to invest in segment to support future growth
Currently above 50% real estate capacity in our data center
Great marketing channel to target IT partners and web developers – TechExec
Competitive at lower-end of the market

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Cloud Computing
What is it?
Outsourcing of hardware, software, personnel, storage, data
security and responsibility and accountability for IT in whole or in part.
Why is it relevant?
Cost containment and efficiencies
Better service and management of resources
More security
More functionality

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Cloud Computing
Competition
Amazon
Microsoft
Other hosting companies and IT providers like Rackspace
Hosting (RAX)
Thesba has real U.S. based cloud authority personnel to service and talk to the customer
Thesba has a pay for what you use at the Cloud Authority
Bandwith
Storage
CPU

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Cloud Computing Why is this market important and why are we good at it? 14

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Cloud Computing 15 # of instances 0 50 100 150 200 250 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Cumulative Cloud VPS Instances Sold

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Cloud Computing 16 # of instances 0 10 20 30 40 50 60 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Cloud VPS Instances Sold Monthly

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Small Business Finance
We have very good lending infrastructure (origination, underwriting, funding, servicing, and collection)
This infrastructure is valuable more so today
This sector offers the best opportunity for Newtek shareholders
110 to 114 pricing on governments
FDIC contract
We are an S&P rated commercial servicer
Closed S&P AA rated securitization for note issuance of $16 million in December 2010
Closed Capital One Bank $27 million line of credit to fund portions of loans guaranteed by the SBA (December 2010 and June 2011)
Closed a $10 million line with Sterling National Bank to fund accounts receivable finance business in February 2011

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Small Business Finance
Servicing Portfolio (in thousands):
We expect future growth in this business area.
6/30/11 3/31/11 12/31/10
Servicing for loans we originated $ 254,741 $ 236,363 $ 223,049
Servicing for others 75,087 75,365 73,062
Total servicing portfolio $ 329,828 $ 311,728 $ 296,111

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Reduced Effect of Capco on Consolidated Results Balance sheet illusionary leverage Management time Accounting cost Other miscellaneous costs 19

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Balance Sheet Items to Discuss

(in millions of dollars) 6/30/2011 3/31/2011 12/31/2010
SBA loans transferred, subject to premium recourse 1.4 16.9 31.2
Credits in lieu of cash 25.1 29.0 35.5
Total assets 129.4 144.2 165.0
Liability on SBA loan transferred, subject to
premium recourse 1.4 16.5 30.8
Notes payable in credits in lieu of cash 25.1 29.0 35.5
Total liabilities 73.6 88.2 109.4

thesba.com
THE SMALL BUSINESS
AUTHORITY™

powered by Newtek

Future Year End Balance of Tax Credits 21 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2011 2012 2013 2014 (in millions)

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Reduction of Capco Effect
Reduction of balance sheet
Credits in lieu of cash
Notes payable in credits in lieu of cash
Current percentage investment threshold and amounts needed to reach 100% for those Capcos close to being able to voluntarily decertify.
Wilshire Louisiana Partners IV, LLC, Wilshire Alabama Partners, LLC, Wilshire Investors, LLC (WI),
Wilshire Advisers, LLC (NY) & Wilshire Partners, LLC (FL) have all fulfilled their maximum obligations under the Capco programs as they existed and have been terminated or are in the process of voluntary decertification.
Other Capcos (CO, LA1, LA3, NY2, NY3, NY4 and NY5) have invested greater than 50% but less than 60% of their certified capital.

Capco
% Investment
threshold
$ Investments needed
to reach 100%
DC 60% 5,059,000
TX 74% 6,047,000
LA2 50% 1,808,457
LA4 100% -
AL 100% -

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

What is our Growth Strategy Going
Forward?
The Small Business Authority brand through www.thesba.com (launched
January 2011)
Emphasize cross-selling and cross-marketing into the customer base which we are now doing
Continue to grow alliance channels as outsourcing of our services is attractive to banks, credit unions and other affinity groups
Outbound campaign with direct focus on small businesses through television and radio

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek™

❖

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Our Strategy & Mission
We are a thought leader and destination for independent owner operators of small businesses.  The Small Business Authority provides products, services, and data to small and medium size businesses across the United States to grow their sales, reduce their expenses, reduce their risk and offer state of the art efficient business strategies, structures, and content to run their businesses.

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Traffic Statistics for www.thesba.com

10,131
10,882
13,125
13,990
14,094
10,862
9,750
2,207
2,912
3,613
2,979
3,102
3,053
2,974
0
6,000
12,000
18,000
JAN FEB MAR APR MAY JUN JUL
Unique Visitors Per Month Since 2011 Launch
TheSBA
NBS

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Traffic Statistics for www.thesba.com

3,496
3,029
3,315
3,677
3,637
2,638
2,556
795
803
763
737
764
726 734
250
650
1,050
1,450
1,850
2,250
2,650
3,050
3,450
3,850
JAN FEB MAR APR MAY JUN JUL
Average Weekly Unique Visitors - 2011
TheSBA
NBS

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Current General Statistics 600 absolute unique visitors per day Average time on site is 3 minutes and 2 seconds 54% Bounce Rate 27

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Small Business Authority
Branding Achievements
Forbes publishes
The Small Business Authority Blog
daily which
can
be viewed at http://blogs.forbes.com/thesba/
To date we have published 7 blogs since June 15, 2011 and we try to update the blog weekly
Our introductory post which explains what our blog will do can be viewed at
http://blogs.forbes.com/thesba/2011/06/15/your-authority-on-small-
business/
The Small Business Authority Index
is published by Bloomberg
Newswire monthly

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Small Business Authority
Branding Achievements
Small Business Authority Hour
All of the following shows podcast on thesba.com and
wabcradio.com:
2/5/11 – Business Entrepreneurship
3/5/11 – Healthcare and Health Insurance effects on small
businesses
4/2/11 – Small Business Lending
5/7/11 – eCommerce
6/4/11 – Cloud Computing
7/2/11 – Cloud Computing
8/6/11 – Tax issues affecting small businesses

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

77 WABC Radio
“Reporting Live from The Small Business Authority Studios”
over 400 mentions per month
Over 250 sixty second radio commercials per month.  Hear our spots on www.thesba.com
click on community, then click on radio spots to hear our personalities, like
Imus, Hannity, Levin, Kudlow, Batchelor and McIntyre broadcast our spots
The Small Business Authority Hour
The first Saturday of every month on 77 WABC and WABCradio.com (click listen live)
Our show for independent business owners and operators
Go to our website
www.thesba.com,
click on community and then radio spots
to listen to the podcasts

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

WABC Radio
“The Imus in the Morning Show” – broadcast Monday through
Friday, 6am EST to 9:20am EST on 77 WABC and Fox
Business News
See Warner Wolf broadcast sports from the SBAS several times each morning
Backdrop
Microphone flags
See Bernard McGirk broadcast his “Bernie Briefing” from the SB
AS several times each morning
Backdrop
Microphone flags
Testing for future growth for Thesba brand and direct-to-market distribution
SBAS – Small Business Authority Studios

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

SB Authority Index
Financial barometer for small business economy
Made up of eight primary business and economic components
of the small business economy
SB Authority Index released at beginning of every month
Available in our newsletter with over 55,000 in distribution
Available on our website now at www.thesba.com

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

SB Authority Market Sentiment Survey
On a monthly basis, delivers the pulse of the small business economy by polling our client base on topical issues like health care, the lending environment and other important issues
affecting small businesses
Usually poll in excess of 1,200 respondents
Released once per month
Results are available in our newsletter with over 55,000 in
distribution
Available to all to participate and view results on our website at
www.thesba.com

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Small Business Authority Hour
Live radio for small business on the first Saturday of every month broadcasting from The Small Business Authority Studios on 77 WABC or nationally at WABCRadio.com
Produced and directed by Newtek for independent business
owners and operators
Discussing key small business issues like health care and the business lending environment
Special guests, small business news and call-ins each and
every month

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Marketing Focus

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Strategic Alliance Partner Channel
Still our workhorse for distribution, clientele and relationships
Driven by Newtracker™ which has a patent pending
Referral volume continues to grow on a consolidated basis
CUNA Latino Coalition
Pershing Morgan Stanley Smith Barney
Chartis New York Community Bank
The Company Corporation Humana Insurance Company

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Small Business Authority Channel
Grow internet web based direct business
through search
through branding on TV, radio, print and public relations
Increased recognition as the authority on business issues for small businesses
Grow as the destination spot for independent owner/operator
businesses
Become recognized as best of breed in each area of:
Lending Electronic payment processing
Insurance brokerage Outsourced technology managed services
Business information Payroll
Data storage Health insurance

In Conclusion 38

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Annual Pretax Income Trend

Pretax Income
(Loss)
$(17.5) $(13.1)
$(4.0)
$0.9
in millions
-$18
-$12
-$6
$0
$6
2007
Actual
2008
Actual
2009
Actual
2010
Actual
2011
Forecast
Midpoint
2012
Forecast
Midpoint
$2.7
$4.5

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

2011 Revised Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 80.5 81.5 19.2 19.6 20.1 21.1 1.4 1.6 1.0 1.0
Pretax Income (Loss) 5.9 6.3 4.6 5.0 3.8 4.7 (1.5) (1.2) (8.9) (8.5)
Interest Expense - - 0.1 0.1 1.9 2.1 - - - -
Depreciation and Amortization 1.4 1.4 1.5 1.5 0.9 0.9 0.1 0.1 0.2 0.2
EBITDA 7.3 7.7 6.2 6.6 6.6 7.7   (1.4) (1.1) (8.7) (8.3)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 122.2 124.8 1.5 1.7 (1.7) 122.0 124.8
Pretax Income (Loss) 3.9 6.3 (2.4) (2.2) - 1.5 4.0

2012 Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2012 Full Year
Revenue 78.7 79.2 19.9 20.4 21.9 23.4 1.5 2.0 0.5 0.5
Pretax Income (Loss) 6.5 7.0 4.9 5.4 4.2 5.8 (1.5) (1.2) (9.2) (8.9)
Interest Expense - - 0.1 0.1 2.1 2.1 - - - -
Depreciation and Amortization 0.7 0.7 1.5 1.5 1.6 1.6 - - 0.2 0.2
EBITDA 7.2 7.7 6.4 6.9 7.9 9.5   (1.5) (1.1) (9.0) (8.7)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2012 Full Year
Revenue 122.4 125.5 0.7 0.7 (1.2) 121.9 125.0
Pretax Income (Loss) 4.8 8.0 (2.0) (1.9) - 2.8 6.1

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Consolidated Annual Pretax Income (Loss) Year Amount (in millions) 2007 $(17.5) 2008 $(13.1) 2009 $(4.0) 2010 $0.9 2011 (Forecast range midpoint) $2.7 2012 (Forecast range midpoint) $4.5 42

Financial Review Jennifer C. Eddelson – CAO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance. The Company also presents EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S. generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the
Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using EBITDA only supplementally.

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Selected Balance Sheet Items
Balance at
June 30, 2011
Balance at
December 31, 2010
Cash and cash equivalents $11,701 $10,382
Restricted cash 8,580 10,747
Broker receivable 8,796 12,058
SBA loans held for sale, at fair value 2,448 1,014
Total short term liquidity $31,525 $34,201
Notes payable (includes $13,941 and $15,104,
respectively, related to securitization trust VIE)
$30,491 $28,053

In thousands of dollars

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Q2 2011 Actual vs. Q2 2010 Actual

In millions of dollars
Revenue For
The Quarter
Ended
June 30, 2011
Actual
Revenue For
The Quarter
Ended
June 30, 2010
Actual
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2011
Actual
Pretax Income
(Loss) For The
Quarter Ended
June 30, 2010
Actual
EBITDA For
The Quarter
Ended
June 30, 2011
Actual
EBITDA For
The Quarter
Ended
June 30, 2010
Actual
Electronic
Payment
Processing
20.717 20.407 1.344 1.368 1.724 1.765
Managed
Technology
Solutions
4.767 4.814 0.997 1.194 1.379 1.689
Small
Business
Finance
6.299 1.943 1.036 0.557 1.711 1.164
All Other 0.347 0.382 (0.342) (0.215) (0.322) (0.182)
Corporate
Activities
0.304 0.532 (2.414) (1.724) (2.367) (1.643)
CAPCO 0.324 0.596 (0.485) (0.666)
Interco
Eliminations
(0.436) (0.668)
Total 32.322 28.006 0.136 0.514

2011 Revised Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 80.5 81.5 19.2 19.6 20.1 21.1 1.4 1.6 1.0 1.0
Pretax Income (Loss) 5.9 6.3 4.6 5.0 3.8 4.7 (1.5) (1.2) (8.9) (8.5)
Interest Expense - - 0.1 0.1 1.9 2.1 - - - -
Depreciation and Amortization 1.4 1.4 1.5 1.5 0.9 0.9 0.1 0.1 0.2 0.2
EBITDA 7.3 7.7 6.2 6.6 6.6 7.7   (1.4) (1.1) (8.7) (8.3)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 122.2 124.8 1.5 1.7 (1.7) 122.0 124.8
Pretax Income (Loss) 3.9 6.3 (2.4) (2.2) - 1.5 4.0

2011 Previous Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 79.1 82.5 19.9 20.7 17.1 18.5 1.6 1.8 1.0 1.0
Pretax Income (Loss) 5.8 6.3 4.7 5.3 3.4 4.8 (1.2) (1.0) (9.7) (9.3)
Interest Expense - - 0.1 0.1 1.5 1.7 - - - -
Depreciation and Amortization 1.4 1.4 1.7 1.7 1.0 1.0 0.1 0.1 0.3 0.3
EBITDA 7.2 7.7 6.5 7.1 5.9 7.5   (1.1) (0.9) (9.3) (8.9)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 118.7 124.4 2.5 2.5 (1.6) 119.6 125.3
Pretax Income (Loss) 3.0 6.1 (1.8) (1.8) - 1.2 4.3

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

2012 Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small
Payment Technology Business All Corporate
Processing Solutions Finance Other Activities
Low High Low High Low High Low High Low High
2012 Full Year
Revenue 78.7 79.2 19.9 20.4 21.9 23.4 1.5 2.0 0.5 0.5
Pretax Income (Loss) 6.5 7.0 4.9 5.4 4.2 5.8 (1.5) (1.2) (9.2) (8.9)
Interest Expense - - 0.1 0.1 2.1 2.1 - - - -
Depreciation and Amortization 0.7 0.7 1.5 1.5 1.6 1.6 - - 0.2 0.2
EBITDA 7.2 7.7 6.4 6.9 7.9 9.5   (1.5) (1.1) (9.0) (8.7)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2012 Full Year
Revenue 122.4 125.5 0.7 0.7 (1.2) 121.9 125.0
Pretax Income (Loss) 4.8 8.0 (2.0) (1.9) - 2.8 6.1

Going Forward: 2011 Barry Sloane - CEO

thesba.com
THE SMALL BUSINESS
AUTHORITY™
powered by Newtek

Questions & Answers

Addendum

thesba.com
THE SMALL BUSINESS AUTHORITY
powered by Newtek

Pretax Income
(Loss) for Q2 2011
Interest Expense
for Q2 2011
Depreciation and
amortization for Q2 2011
Q2 2011
EBITDA
Electronic Payment Processing 1.344 - 0.380 1.724
Managed Technology Solutions 0.997 0.027 0.355 1.379
Small Business Finance 1.036 0.451 0.224 1.711
All Other (0.342) - 0.020 (0.322)
Corporate Activities (2.414) - 0.047 (2.367)
Pretax Income
(Loss) for Q2 2010
Interest Expense
for Q2 2010
Depreciation and
amortization for Q2 2010
Q2 2010
EBITDA
Electronic Payment Processing 1.368 - 0.397 1.765
Managed Technology Solutions 1.194 0.028 0.467 1.689
Small Business Finance 0.557 0.413 0.194 1.164
All Other (0.215) - 0.033 (0.182)
Corporate Activities (1.724) - 0.081 (1.643)
EBITDA Reconciliation
EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2011
In millions of dollars
EBITDA Reconciliation from Pretax Income (Loss)
For the three months ended June 30, 2010
In millions of dollars

thesba.com
THE SMALL BUSINESS AUTHORITY™
powered by Newtek

Pretax Income
(Loss) for YTD
June 30, 2011
Interest Expense
for YTD
June 30, 2011
Depreciation and
amortization for YTD
June 30, 2011
YTD
June 30, 2011
EBITDA
Electronic Payment Processing 2.547 - 0.762 3.309
Managed Technology Solutions 2.228 0.054 0.730 3.012
Small Business Finance 2.308 1.082 0.416 3.806
All Other (0.638) - 0.041 (0.597)
Corporate Activities (4.379) - 0.105 (4.274)
Pretax Income
(Loss) for YTD
June 30, 2010
Interest Expense
for YTD
June 30, 2010
Depreciation and
amortization for YTD
June 30, 2010
YTD
June 30, 2010
EBITDA
Electronic Payment Processing 2.452 - 0.813 3.265
Managed Technology Solutions 2.126 0.046 0.957 3.129
Small Business Finance 0.447 0.746 0.406 1.599
All Other (0.563) - 0.078 (0.485)
Corporate Activities (3.255) - 0.171 (3.084)
EBITDA Reconciliation
EBITDA Reconciliation from Pretax Income (Loss)
For the six months ended June 30, 2011
In millions of dollars
EBITDA Reconciliation from Pretax Income (Loss)
For the six months ended June 30, 2010
In millions of dollars